UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 29, 2014
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THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Annual Meeting of Stockholders
On May 29, 2014, The Goldfield Corporation (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved the following proposals described in the Company's Proxy Statement dated April 28, 2014 and previously filed with the Securities and Exchange Commission.

I.	Election of Five Directors
The stockholders of the Company approved the election of each of the five director nominees proposed by the Company. The voting results are set forth below:

Name	For	Withheld	Broker Non-Votes
David P. Bicks	8,589,000	2,089,729	9,999,736
Harvey C. Eads, Jr.	10,164,011	514,718	9,999,736
John P. Fazzini	9,808,321	870,408	9,999,736
Danforth E. Leitner	9,762,517	916,212	9,999,736
John H. Sottile	10,278,660	400,069	9,999,736

II.	Ratification of the Appointment of KPMG LLP as the Company's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2014
The stockholders of the Company ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2014. The voting results are set forth below:

For	Against	Abstain	Broker Non-Votes
20,320,966	284,244	73,255	—
These items were the only matters voted upon at the Annual Meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 2, 2014

THE GOLDFIELD CORPORATION

By:	/s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

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